UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2007

ATS Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51552	11-3747850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7915 Jones Branch Drive
McLean, VA 22102
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 506-0088

Federal Services Acquisition Corporation

900 Third Avenue, 33rd Floor

New York, New York  10022-4775

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure

On Wednesday, February 7, 2007, the senior management of ATS Corporation will be making a presentation to investors.  The slide show presentation attached to this Current Report on Form 8-K as Exhibit 99.1 will be shown to participants at such presentation.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1                        Slide Show Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      February 7, 2007

ATS CORPORATION

By:	/s/ Dr. Edward H. Bersoff
Dr. Edward H. Bersoff
Chairman, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Slide Show Presentation